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                       FIRST FORTIS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Robert B. Pollock
                                   Larry Cains
                                 Barbara R. Hege
                                  Terry Kryshak
                                Allen R. Freedman
                               Clarence E. Galston
                                 Dale E. Gardner
                                Esther L. Nelson
                                Kenneth W. Nelson



DO HEREBY JOINTLY AND SEVERALLY AUTHORIZE Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Thomas S. Clark, W. Michael Stobart and Shane E. Daly to sign as their agent any registration statement, pre-effective amendment, post-effective amendment and any application for exemptive relief or order of substitution for First Fortis Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with the variable annuity products reinsured with Hartford Life Insurance Company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ Robert B. Pollock                              Dated as of January 2, 2002
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Robert B. Pollock


/s/ Larry Cains                                    Dated as of January 2, 2002
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Larry Cains


/s/ Barbara R. Hege                                Dated as of January 2, 2002
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Barbara R. Hege


/s/ Terry Kryshak                                  Dated as of January 2, 2002
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Terry Kryshak


/s/ Allen R. Freedman                              Dated as of January 2, 2002
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Allen R. Freedman


/s/ Clarence E. Galston                            Dated as of January 2, 2002
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Clarence E. Galston

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/s/ Dale E. Gardner                                Dated as of January 2, 2002
-----------------------------------------
Dale E. Gardner


/s/ Esther L. Nelson                               Dated as of January 2, 2002
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Esther L. Nelson


/s/ Kenneth W. Nelson                              Dated as of January 2, 2002
-----------------------------------------
Kenneth W. Nelson


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